Exhibit 10.41

                                     SECOND

                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             DUNE JET SERVICES, L.P.



                            Dated as of July 9, 1997


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                                     SECOND
                              AMENDED AND RESTATED
                                  AGREEMENT OF
                               LIMITED PARTNERSHIP
                                       OF
                             DUNE JET SERVICES, L.P.


         THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of DUNE JET SERVICES, L.P. (this "Agreement") is entered into on October 31, 1997, as of July 9, 1997, by and among DUNE JET SERVICES, INC. (the "General Partner") and the other entities set forth on Schedule A attached hereto and made part of this Agreement (each a "Limited Partner" and collectively with the General Partner, the "Partners").

                                    RECITALS:

         The parties hereto have formed a limited partnership (the "Partnership") pursuant to an Agreement of Limited Partnership (the "Original Agreement") dated as of July 9, 1997 (the "Formation Date") and an amendment and restatement of the Original Agreement (the "First Amendment") as of the Formation Date. The parties now desire again to amend and restate the Original Agreement as of the Formation Date as provided herein (the "Agreement"), among other things to reflect the withdrawal of one of the Limited Partners upon the redemption of its interest by the Partnership, and the making of capital contributions by the General Partner as a Limited Partner, in each case as of the Formation Date.

         In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                      FORMATION, NAME AND PRINCIPAL OFFICE

         Section 1.1 Formation. The parties hereto formed the Partnership pursuant to the Revised Uniform Limited Partnership Act (the "Act") and other relevant laws of the State of Delaware, and desire to continue the Partnership as provided in this Agreement.

         Section 1.2 Name and Principal Office. The business of the Partnership shall be conducted under the name "Dune Jet Services, L.P." or such other name as selected by the General Partner. The principal office of the Partnership shall be located at 1013 Center Road, Wilmington, Delaware 19805, or at such other place as the General Partner may designate.

         Section 1.3 Registered Office in the State of Delaware; Agent for Service. The address of the Partnership's registered office in the State of Delaware is c/o The Corporation Service Company, Corporation Trust Center, 1013 Center Road, Wilmington, County of New Castle, Delaware 19805. The name of the Partnership's registered agent for service of process in the State of Delaware

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at such address is The Corporation Service Company or such other agent as may be designated from time to time by the General Partner.


                                   ARTICLE II

                               PURPOSES AND POWERS

         Section 2.1 Purpose. The purpose for which the Partnership is formed shall be to engage in any lawful act or activity in which a limited partnership is entitled to engage under the Act, including, without limitation, the ownership, directly or through one or more grantor trusts, of one or more corporate jet aircraft ("Aircraft") and the operation of a corporate jet aircraft charter business.

         Section 2.2 Powers. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, incidental to or convenient for the furtherance and accomplishment of the purposes set forth in Section 2.1 hereof, including, without limitation, directly in the name of the Partnership or through any one or more grantor trusts:

                  (a) to utilize its capital and assets to purchase, hold and dispose of property used in connection with, or incidental to its business;

                  (b) to acquire, obtain rights with respect to, construct, operate, maintain, finance, improve, own, sell, convey, assign, mortgage or lease any Aircraft and any other personal property necessary, convenient or incidental to the accomplishment of the purposes of the Partnership;

                  (c) to borrow money from, and issue evidences of indebtedness in furtherance of the Partnership business and to secure the same by mortgages, pledges or other liens on any assets of the Partnership or prepay, refinance, increase, modify or extend any thereof; provided, that such evidences of indebtedness and documents securing the same;

                  (d) to enter into, perform and carry out contracts of any kind, including, without limitation, contracts with affiliates of the General Partner necessary or incidental to the accomplishment of the purposes of the Partnership;

                  (e) to bring and defend actions at law or in equity or compromise or submit to arbitration any and all claims in favor of or against the Partnership;

                  (f) to enter into management and other agreements as may be required to operate the business of the Partnership;

                  (g) subject to the express provisions of this Agreement, to make or revoke any election which the Partnership may make under the Code or any State or local income tax law;

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                  (h)  to  maintain  at the  expense  of  the  Partnership  such insurance coverage as shall be necessary or appropriate to the business of the Partnership, including, without limitation, general partner indemnification insurance, in such amounts and of such types as shall be determined in the sole discretion of the General Partner;

                  (i)  to  make  prudent   interim   investments  in  government
obligations, insured obligations, bank time deposits, commercial paper, tax exempt investments, money market funds, certificates of deposit and bankers acceptances;

                  (j) to deposit the funds of the Partnership in the Partnership name in any bank or trust company and to entrust to such bank or trust company any of the securities, monies, documents and papers belonging or relating to the Partnership; and

                  (k) to engage in any kind of lawful activity, and enter into, perform and carry out contracts of any kind and execute such agreements and documents as shall be necessary or advisable, in the discretion of the General Partner, in connection with the accomplishment of the purposes of the Partnership.

                                   ARTICLE III

                                      TERM

         The term of the Partnership shall commence on the Effective Date, and shall continue until July 8, 2017, unless the Partnership is terminated sooner pursuant to Article XI hereof.

                                   ARTICLE IV

                              CAPITAL CONTRIBUTIONS

         Section 4.1 Initial Capital Contributions. As of the Formation Date, each Partner made the initial capital contribution, if any, set forth opposite its name on Schedule A as its "Initial Contribution" and Medical Resources, Inc (the "Withdrawing Partner") made an initial capital contribution of $1,000. Upon execution and delivery of the First Amendment, National RV Holdings, Inc. (the "Continuing Original Limited Partner") made the additional capital contribution set forth opposite its name as its "Additional Contribution" and the Withdrawing Partner made an additional capital contribution of $3,249,000. On the date hereof, the Partnership redeemed all capital contributions of the Withdrawing Partner and the General Partner shall make the additional capital contribution as a Limited Partner set forth opposite its name as a Limited Partner as its "Additional Contribution".

         Section 4.2 Additional Capital Contributions.

                  (a) The General Partner shall determine whether any Partner, now existing and/or newly admitted, shall be permitted to make additional

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capital  contributions to the Partnership.  In the event that there is a deficit in the operating cash flow of the Partnership, each Partner shall make additional capital contributions to the Partnership from time to time, as required to fund the operating expenses of the Partnership as determined in the
reasonable    discretion   of   the   General   Partner   ("Additional   Capital
Contributions"); such Additional Capital Contributions shall be made in amounts pro rata among the Partners in accordance with the percentages (of each additional capital contribution so determined by the General Partner) for the Partners respectively set forth in Schedule A opposite the names of such Partners as their "Contribution Percentages". Additional Capital Contributions under this Section 4.2(a) shall be made by each Partner within ten (10) days after delivery of a written notice executed by the General Partner, which notice shall include the total amount of Additional Capital Contributions required by the Partnership.

                  (b) Capital  contributions to the Partnership shall be made in cash or, with the consent of the General Partner in its reasonable discretion, in property of any kind or character. If contributions to the capital of the Partnership are made in property other than cash, they shall be valued at their fair market value on the date of contribution. The initial capital contribution of the General Partner was the Cessna Aircraft, Serial No. 650-0025, Registration Number NI6FE, which the parties agree shall be valued at the amount set forth on Schedule A as the "Initial Contribution" of the General Partner.

                  (c) If a Partner fails to contribute its full share of any Additional Capital Contribution called for pursuant to Section 4.2(a) by the due date specified in Section 4.2(a) (such non-contributing Partner being herein called a "Non-Contributing Partner" and the amount of cash which the Non-Contributing Partner failed timely to contribute being herein referred to as its "Deficit Amount"), the General Partner shall give a notice of such failure to each of the other Partners who has timely contributed its own full share of such cash (the Partners who have timely contributed their full share of such cash being collectively referred to herein as the "Contributing Partners"). For a period of fifteen (15) days following the giving of such notice by the General Partner, each Contributing Partner shall have the right (but not the obligation) to contribute directly to the Partnership all or any portion of the Deficit Amount of the Non-Contributing Partner, provided, however, that if more than one of the Contributing Partners contributes all or any portion of the Deficit Amount of a Non-Contributing Partner and the aggregate amount contributed by the Contributing Partners exceeds such Deficit Amount, unless otherwise agreed in writing by all of such contributing Partners, the maximum portion of such Deficit Amount which each such contributing Partner shall have the right to contribute shall be that portion of such Deficit Amount which bears the same ratio to the total of such Deficit Amount as the respective Contribution Percentage of each such contributing Partner bears to the aggregate Contribution Percentages of all such Contributing Partners, and the General Partners shall return any such excess.

                  (d) If a Contributing Partner contributes all or any portion of the Non-Contributing Partner's Deficit Amount, then all of the following shall occur effective as of the date of such contribution by the Contributing
Partner:

                           (i) The amount of such contribution shall be deemed to be an Additional Capital Contribution contributed by the Contributing Partner who made such contribution and such amount shall be credited to the Capital Account of the Contributing Partner;

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                           (ii)  The  Capital  Account  of the  Non-Contributing
         Partner (as the same may have previously been adjusted pursuant to this
         Section 4.2(d)(ii)) shall be permanently decreased , but not below zero, subject to possible future adjustment pursuant to this Section 4.2(d)(ii), and the Capital Account of the Contributing Partner who made such contribution (as the same may have previously been adjusted pursuant to this Section 4.2(d)(ii)) shall be permanently increased,
         subject  to  possible  future  adjustment   pursuant  to  this  Section
         4.2(d)(ii), by an amount equal to the product of (x) the amount of such contribution made by the Contributing Partner multiplied by (y) 2; and

                           (iii)  The   Profit  and  Loss   Percentage   of  the
         Non-Contributing Partner (as the same may have previously been adjusted pursuant to this Section 4.2(d)(iii)) shall be permanently decreased (but not below zero) subject to possible future adjustment pursuant to this Section 4.2 (d)(iii), and the Profit and Loss Percentage of the Contributing Partner who made such contribution (as the same may have previously been adjusted pursuant to Section 4.2(d)(ii)) shall be permanently increased subject to possible future adjustment pursuant to this Section 4.2(d)(ii), by the number of percentage points equal to the lesser of (A) the percentage (rounded to ten decimal places) obtained by dividing (x) the sum of such Partner's Initial Contributions, Additional Contributions and Additional Capital
         Contributions,  taking  into  account  those  deemed  made  pursuant to
         Section 4.2(d)(ii), by (y) the aggregate of Initial Contributions, Additional Contributions and Additional Capital Contributions of all the Partners; or (B) the Profit and Loss Percentage of the
         Non-Contributing Partner immediately prior to the adjustment pursuant to this Section 4.2(d).

         4.3 Reasonably promptly following a request by any Partner, the Partners shall execute an amendment to this Agreement evidencing any adjustments in the Partners' Capital Accounts and Profit and Loss Percentages pursuant to
Section 4.2(d), but such adjustments shall be effective whether or not such an amendment is executed.

         4.4 Each Limited Partner hereby consents to admission of additional Partners and any amendment of this Agreement to reflect the admission of additional Partners or withdrawal of Partners and additional capital contributions and withdrawals from the Capital Account of any Partner, provided, however, that no amendment to this Agreement shall be necessary to reflect the admission or withdrawal of Limited Partners or additions or reductions to the Capital Account of any Partner.

                                    ARTICLE V

                                CAPITAL ACCOUNTS

         Section 5.1 Capital Accounts. A separate capital account ("Capital Account") shall be maintained for each Partner. The Capital Account of each Partner shall be (a) credited with (i) the amount of cash and the fair market

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value of any  property  (such value to be  determined  by the  General  Partner)
contributed by such Partner to the capital of the Partnership pursuant to Sections 4.1 and 4.2 hereof and (ii) the share of profits of the Partnership allocated to such Partner pursuant to Sections 6.1 and 6.2 hereof, (b) debited with (i) the amount of cash and the fair market value of any property distributed to such Partner pursuant to Section 7.1 hereof, and (ii) the share of losses of the Partnership allocated to such Partner as determined pursuant to Sections 6.1 and 6.3 hereof, (c) adjusted as provided in Section 4.2, and (d) otherwise maintained in accordance with Section 704(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations issued thereunder.

         Any references in this Agreement to the Capital Account of a Partner shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth in this Section 5.1.

         Section 5.2 Negative Capital Accounts. Except as required by law, no Partner shall be required to pay to the Partnership or to any other Partner any deficit or negative balance which may exist from time to time in such Partner's Capital Account.

         Section 5.3 Return of Capital; No Interest on Capital. Except as expressly set forth in this Agreement, no Partner shall have the right to demand or receive the return of all or part of its Capital Account or any contributions to the capital of the Partnership. No Partner shall be entitled to receive any interest on any contributions to the capital of the Partnership or on its Capital Account. Notwithstanding the foregoing, the parties acknowledge that the Withdrawing Partner has received the amount of $17,536.46, representing interest on the amount of its capital contributions from the dates made through the date of its withdrawal.

                                   ARTICLE VI

                        ALLOCATIONS OF PROFITS AND LOSSES

         Section 6.1 Allocations of Profits and Losses. Partnership net profits and losses, other than gains from Substantial Capital Transactions, as defined in Section 6.2 of this Agreement, and losses from Depreciation of Aircraft, as defined in Section 6.3 of this Agreement, shall be allocated for each taxable year pro rata among the Partners in accordance with their respective Profit and Loss Percentages. Each Partner's Profit and Loss Percentage shall initially be the Contribution Percentage set forth on Schedule A hereto and shall be adjusted pursuant to Section 4.2(d).

         Section 6.2 Allocations of Gain from Substantial Capital Transactions. Net gain derived in connection with the sale, transfer, assignment or other disposition of all or substantially all the business assets of the Partnership, or any other event which results in the dissolution and termination of the Partnership (any such sale, transfer, assignment, disposition or event, a "Substantial Capital Transaction") shall be allocated (after all net income or net loss from operations and distributions made or to be made for the current period have been taken into account) as follows and in the following order of priority:

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                           (i) first, to the General Partner to the extent such
gain (whether or not characterized as ordinary income for federal income tax purposes) is derived from recapture of Depreciation of Aircraft previously allocated pursuant to Section 6.3 hereof;

                           (ii)  second,  to the Partners  with deficit  Capital
Account balances, in proportion to such deficits, until such deficits are reduced to zero; and

                           (iii) the  balance,  pro rata among the  Partners  in
accordance with their respective Profit and Loss
Percentages.

         Section 6.3 Losses of the Partnership from deductions for depreciation and amortization for federal income tax purposes with respect to the Partnership's Aircraft ("Depreciation of Aircraft") shall be allocated to the General Partner.

         Section 6.4 Except as provided in Section 6.5 below, the net profits and net losses of the Partnership, as determined for federal income tax purposes, shall be allocated in the same manner as profits and losses are allocated under Section 6.1, 6.2 and 6.3.

         Section 6.5 Partnership income, gain, loss and deduction shall be allocated among the Partners in accordance with the principles of Code Section 704(c), the Treasury Regulations thereunder and Treasury Regulations Section 1.704-1(b)(4)(i) to account for any variation between adjusted tax basis and book value of Partnership property.


                                   ARTICLE VII

                                  DISTRIBUTIONS

         Section 7.1 Distributions. Until the dissolution of the Partnership, all distributions shall be made to the Partners, pro rata, in accordance with the respective Profit and Loss Percentages. From and after the dissolution of the Partnership, distributions shall be made to the Partners:
                           (i) first,  pro rata in accordance with the ratios of
their respective positive capital account balance until such balances shall be reduced to zero; and

                           (ii) thereafter,  in accordance with their respective
Profit and Loss Percentages.

         All other matters regarding distributions, whether prior to or after dissolution, including, without limitation, when distributions shall be made, whether they shall be made in cash and/or property, and the fair market value of any property distributed in kind shall be determined by the General Partner.

                 Section  7.2  Withholding.   The  Partnership  may  withhold
from any distribution the amount required by applicable Federal,  State or local

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income tax law with respect to such distribution (or deemed distribution related thereto), the amount so withheld being treated as a distribution for all purposes of this Agreement. The General Partner may make any elections permitted under applicable law as to withholding of tax and may require appropriate documentation where a Limited Partner claims that withholding is not required with respect to distributions to which he is entitled. Notwithstanding the foregoing, the Partnership or the General Partner shall be entitled to reimbursement, whether from the distributee or from distributions to which he is otherwise entitled, for any taxes the Partnership or the General Partner is required to pay with respect to a Limited Partner and not covered by amounts withheld with respect to such Partner.



                                  ARTICLE VIII
                                 FISCAL MATTERS

         Section 8.1 Fiscal Year. The taxable and fiscal year of the Partnership for financial and federal, state and local income tax purposes shall be the period beginning January 1 and ending December 31 of each year or portion thereof during which the Partnership is in existence, except as otherwise provided in the discretion of the General Partner.

         Section 8.2 Books and Records. The Partnership shall keep complete and accurate books of accounts reflecting all of the Partnership's activities and transactions. All accounting decisions, including the selection of accountants for the Partnership, and tax elections shall be determined by the General Partner The General Partner is hereby designated the Tax Matters Partner for Federal income tax purposes pursuant to Section 6231 of the Code and is authorized to take all necessary action to qualify as such. Each Partner may have access during reasonable business hours to the Partnership's books of account.

         Section 8.3 Bank Accounts. All funds of the Partnership shall be deposited in one or more bank accounts established by the General Partner in the name of the Partnership or in the name of a trust set up by the Partnership. All withdrawals therefrom shall be made upon checks signed by the General Partner and/or such additional person or persons as shall be designated by the General Partner.


                                   ARTICLE IX

             RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

         Section 9.1 Business Management and Control. The General Partner shall have the absolute and exclusive right, power and discretion to manage the business of the Partnership and, acting in accordance with the terms of this Agreement, to make all decisions and take any action he deems necessary or advisable in connection with the business, management and operation of the Partnership.

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         Section 9.2 Liability. Except as otherwise provided by law, neither the
General Partner, nor its successors, assigns, and former, present and future partners, officers, directors, stockholders and employees or affiliates shall be personally liable for the return of any portion of the Capital Contributions of the Limited Partners or shall be required to pay to the Partnership or any Limited Partner any deficit in any Partner's Capital Account. No former, present or future partner, officer, director, stockholder, employee or affiliate of the General Partner shall be liable, responsible or accountable to the Partnership or any Partner for (a) any act or omission performed or omitted by any of them, including without limitation, those acts performed or omitted on advice of legal counsel, accountants, brokers or consultants of the Partnership, or for any costs, damages or liabilities arising therefrom, or by law, unless that act or omission was performed or omitted fraudulently, in bad faith or as a result of gross negligence; or (b) except as provided in clause (a) of this Section 9.2 with respect to the person who performed or omitted such acts, any loss due to negligence, dishonesty or bad faith of any employee, officer, broker, consultant or other agent of the Partnership, selected, engaged and retained in good faith by such General Partner.

         Section 9.3 Indemnification.

                  (a) Rights to Indemnification.  The Partnership shall:

                           (i) indemnify and hold harmless the General  Partner,
                  the former, present and future partners, officers, directors, stockholders, employees and affiliates of the General Partner and the respective personal representatives, heirs, successors in interest and assignees of any thereof (each, an "Indemnified Party"), from and against any and all damages incurred or suffered by any Indemnified Party arising out of or in connection with the Partnership's business or affairs; provided, however, that the Partnership shall not indemnify or hold harmless any Indemnified Party with respect to any act or omission which was performed or omitted fraudulently, in bad faith or as a result of gross negligence; and

                           (ii) advance to any  Indemnified  Party  expenses for
                  which the Partnership is required to indemnify the Indemnified Party pursuant to this Section 9.3 subject to the undertaking of the Indemnified Party to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to be indemnified.

                  (b) Survival. The exculpation provided in Section 9.2 and the indemnification provided in this Section 9.3 shall survive any termination of this Agreement. Any person entitled to exculpation pursuant to Section 9.2 and/or indemnification pursuant to this Section 9.3 shall remain entitled to such exculpation and/or indemnification to the same extent as prior to any of the following events with respect to any matter arising prior to such event and shall have no liability with respect to any matter arising after such event: (i) such person ceases to be a partner, officer, director, stockholder, employee or affiliate of the General Partner; or (ii) the General Partner ceases to be the general partner of the Partnership, except, in the case of clause (ii), if such person is a partner, officer, director, stockholder, employee or affiliate of a successor to the General Partner.

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                  (c) Repayment.  If it shall  ultimately be determined that the
Indemnified  Party  is not  entitled  to the  indemnification  provided  by this
Section 9.3, the Indemnified Party shall promptly repay to the Partnership the amount of any expenses advanced to such Indemnified Party and the amount of all
costs  of  the  Partnership  in  providing   indemnification  pursuant  to  this
Agreement.

         Section 9.4 Fees and Expenses. All out-of-pocket expenses incurred by the General Partner in connection with the Partnership's business shall be paid by the Partnership or reimbursed to the General Partner by the Partnership.

         Section 9.5 Transactions with Partners or Affiliates. Subject to availability, taking into account the obligations of the Partnership with respect to commercial charter of its Aircraft, each Partner shall be entitled to a pro rata share of the hours of utilization of the Partnership's Aircraft designated by the General Partner, in its sole discretion, by the Partners for the respective executive officers and their guests. Each Partner shall reimburse the Partnership for such utilization at the rate to be mutually agreed upon by all Partners. The Partnership is expressly permitted in the normal course of its business to enter into other transactions with any Partner or any affiliate of any Partner.

                                    ARTICLE X

                             ADMISSION OF PARTNERS;
                             RIGHT OF FIRST REFUSAL;
                       ASSIGNMENT OF PARTNERSHIP INTERESTS

         Section 10.1 Citizenship Requirement.

                  (a) Each Limited  Partner  represents,  warrants and covenants
(i) that it is, and during the term of the Partnership will remain, a citizen of the United States, as such term is defined in the Federal Aviation Act of 1958, as amended (such act or any successor legislation hereinafter referred to as the "FAA Act"), and (ii) that it is not, and during the term of the Partnership will not become, nor is it acquiring, its interest in the Partnership as nominee for an air carrier, an officer or director of an air carrier or a person who controls an air carrier, as such terms as defined in the FAA Act.

                  (b) If, at any time during the term of the Partnership, a Limited Partner breaches any of the representations, warranties or covenants contained in Section 10.1(a) or fails to comply with any rule or regulation of the Federal Aviation Administration (or any successor agency), or otherwise imposed under the FAA Act, which rule or regulation is applicable to such Limited Partner, such Limited Partner shall immediately give notice to the General Partner of such non-compliance, and the General Partner may give notice to such Limited Partner requiring it to comply with such rule or regulation, obtain a waiver thereof satisfactory to the General Partner or transfer its interest in the Partnership to a person approved by the General Partner. If such Limited Partner fails to take any such action within 30 days of such notice by the General Partner, anything contained herein to the contrary notwithstanding, the interest in the Partnership of such Limited Partner shall automatically revert to the Partnership and shall be allocated to the other Partners in proportion to their respective percentages, and the rights, powers and privileges of the Limited Partner with respect to such interest in the Partnership shall be forfeited without compensation to such Limited Partner.

                  (c) Each Limited Partner hereby indemnifies the Partnership and each Partner against any and all loss, liability, damage or expense (including, without limitation, tax liabilities or loss of tax benefits) arising, directly or indirectly, as a result of any breach by such partner of the representations, warranties or covenants contained in, or any non-compliance with the provisions of, this Section 10.1.

         Section 10.2 No person may be admitted as a Limited Partner without the written consent of the General Partner, which consent may be withheld in its sole and absolute discretion. No Limited Partner may transfer all or a portion of its interest in the Partnership (including any beneficial interest therein), except to a wholly-owned subsidiary or to a person owning 100% of the outstanding capital stock of such Limited Partner, without the consent of the General Partner, which consent may be withheld in its sole and absolute discretion.

         Section 10.3 No transferee of a Limited Partner's interest in the Partnership shall become a Limited Partner without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion the General Partner, and the transferee shall have accepted, adopted and approved in writing all of the terms and provisions of this Agreement, as the same may have been amended, and shall have become a party hereto.

         Section 10.4 Change of Control. Upon the occurrence of a Change in Control (as hereinafter defined) of any Limited Partner (or the death or incapacity of any Limited Partner who is an individual), the General Partner or its designee shall have the right to purchase the interest of such Limited Partner at a price equal to the fair market value of such interest at such time. For purposes hereof, a "Change of Control" shall mean the occurrence of any of the following events: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]), other than Permitted Holders (as hereinafter defined), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting stock of all classes of voting stock of such Limited Partner; (B) such Limited Partner and any other person consolidate or merge, in a transaction as a result of which Permitted Holders are not "beneficial owners," directly or indirectly, of more than 50% of the voting stock of all classes of voting stock of such Limited Partner; or (iii) such Limited Partner is liquidated or dissolved or adopts a plan of liquidation or dissolution. For purposes hereof, a "Permitted Holder" shall mean: (i) a Partner or a wholly-owned subsidiary, or person beneficially owning 100% of the capital stock, of such Partner; (ii) any executive officer or other member of executive management employed as of the date of this Agreement by any person referred to in clause (i) of this sentence; (iii) immediate family members of persons described in clause (ii) of this sentence; (iv) trusts for the benefit of the persons described in clauses (ii) and (iii) of this sentence; and (v) in the event of the death or incapacity of any of the persons described in clauses
(ii), (iii) and (iv) of this sentence, such person's estate, executor, administrator, committee or other personal representatives or beneficiaries.

                                   ARTICLE XI

                 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

         Section 11.1 Events of Dissolution . The Partnership shall be dissolved and its affairs wound-up upon the occurrence of the earliest of the following events:

                  (a) the election to dissolve the Partnership made in writing by the General Partner;

                  (b) the expiration of its term as provided in this Agreement;

                  (c) the entry of a decree of judicial dissolution; or

                  (d) except as otherwise provided herein, any act or event specified in Section 17-801 of the Act or any successor provision thereto.

         Section 11.2 Liquidation. Upon the liquidation of the Partnership, unless an election to continue the business of the Partnership is made pursuant to Section 11.4 hereof, the Partners shall proceed without unnecessary delay to sell or otherwise liquidate the property of the Partnership and, after payment or adequate provision for the payment of all debts and obligations of the Partnership, to distribute the net proceeds and any other assets of the Partnership to the Partners pro rata in accordance with the positive balances of their respective Capital Accounts.

         Section 11.3 Termination. Dissolution of the Partnership shall be effective on the day on which the event giving rise to the dissolution occurs, but the Partnership shall not terminate until the assets of the Partnership shall have been distributed as provided for herein. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, the Partnership business and the affairs of the Partnership shall continue to be governed by this Agreement.

         Section 11.4 Right to Continue Business. In the event of the death, incompetency, bankruptcy or insolvency of a Partner, the remaining Partners shall have the right to continue the business of the Partnership under its present name, and such remaining Partners shall have the option to purchase the Partnership interest of the bankrupt or insolvent Partner by paying to the legal representative of the bankrupt or insolvent Partner, within one hundred twenty
(120) days after receipt of an appraisal from an appraiser mutually agreeable to the parties, the fair market value of such Partner's Capital Account as determined by, such appraisal, with the cost of such appraisal being borne by the bankrupt or insolvent Partner.

                                   ARTICLE XII

                     AMENDMENT OF THE PARTNERSHIP AGREEMENT

         Amendments to this Agreement may be made by the General Partner without the consent of any Limited Partner through the use of the power of attorney described in Section 13.1 if those amendments are (i) of a non-material nature, as reasonably determined by the General Partner, (ii) for the purpose of admitting additional Limited Partners or reflecting the withdrawal of Limited Partners, (iii) necessary to maintain the Partnership's status as a partnership according to Section 7701(a)(2) of the Code, (iv) necessary to preserve the validity of any and all allocations of Partnership income, gain, loss or deduction pursuant to Section 704(b) of the Code or (v) contemplated by this Agreement. The General Partner and the officers, directors, employees and other agents of the General Partner shall devote so much of their time to the affairs of the Partnership as in their judgment the conduct of its business shall reasonably require.

                                  ARTICLE XIII

                                   ARBITRATION

         Any controversy, claim or other dispute between or among any Partner(s), on the one hand, any other Partner(s) and/or the Partnership, on the other hand, arising out of or relating to this Agreement, shall be submitted for arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Unless otherwise agreed to by all parties to such dispute, arbitration before the AAA shall be held in the city, county and state of New York.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         Section 14.1 Power of Attorney. Each Limited Partner hereby constitutes and appoints the General Partner as its true and lawful representative and attorney-in-fact, in its name, place and stead and with full power of substitution to make, execute, publish, acknowledge, deliver, record and file and swear to the execution, delivery, acknowledgment, filing and/or recording of: (a) all amendments to this Agreement permitted by the provisions of Article XII to be made without the consent of any Limited Partner and all instruments that the attorney-in-fact deems appropriate to reflect any change or modification of this Agreement in accordance with this Agreement; (b) except as otherwise provided in this Agreement, a Certificate of Limited Partnership of the Partnership, any amendment thereof required because of an amendment to this Agreement or in order to effectuate any change in the membership of the Partnership; and (c) all such other agreements, applications, instruments, documents, certifications, certificates and reports which may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political subdivision or agency thereof, or any Regulatory Rule, all of the foregoing to effectuate, implement and continue the valid and subsisting existence of the Partnership and to permit it to conduct its business. The power of attorney granted hereby is coupled with an interest and is irrevocable and shall (i) continue in full force and effect notwithstanding the subsequent death, incapacity, dissolution, termination or bankruptcy of the Limited Partner granting the same or the transfer of all or any portion of such Limited Partner's interest, and (ii) extend to that Limited Partner's successors, assigns and legal representatives. Each Limited Partner agrees to be bound by any representation made by the attorney-in-fact acting in good faith pursuant to, and in accordance with, this power of attorney, and hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the attorney-in-fact taken in good faith pursuant to, and in accordance with, this power of attorney.

         Section 14.2 Additional Actions and Documents. Each Partner hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

         Section 14.3 Notices. All notices and demands required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon receipt if delivered personally (unless subject to clause (b) of this Section 14.3) or if mailed by registered or certified mail, (b) on the date after dispatch if sent by overnight courier or (c) upon dispatch if transmitted by telecopy or other means of facsimile which provides immediate delivery to compatible equipment in the possession of the recipient, if receipt has been confirmed, in any case, at the address of the Partnership at which such Partner primarily performs its duties to the Partnership. Any Partner may specify a different address or telecopy number by notifying all other Partners thereof.

         Section 14.4 Severability. If any part of any provision of this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

         Section 14.5 Survival. It is the express intention and agreement of the Partners that all covenants, agreements, statements, representations, warranties and indemnities made this Agreement shall survive the execution and delivery of this Agreement.
         Section 14.6 Waivers. No delay or failure on the part of any Partner in exercising any right, power or privilege hereunder shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of any other right, power or privilege. No waiver shall be valid against any Partner unless made in writing and signed by the Partner against whom enforcement of such waiver is sought.

         Section 14.7 Binding Effect. Subject to the provisions of this Agreement restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 14.8 Entire Agreement. This Agreement constitutes the entire agreement among the Partners with respect to the subject matter hereof, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

         Section 14.9 Headings. Article and Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         Section 14.10 Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING THE CHOICE OF LAW RULES THEREOF.

         Section 14.11 Counterparts. This Agreement may be executed in as many counterparts as may be required. All counterparts shall collectively constitute a single agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                            GENERAL PARTNER:

                                            DUNE JET SERVICES, INC.



                    By:  /S/ Gary N. Siegler
                         -------------------
                         Name: Gary N. Siegler
                         Title:President



                                            LIMITED PARTNERS:

                                            NATIONAL RV HOLDINGS, INC.


                    By:  /S/ Kenneth W. Ashley
                         ---------------------
                         Name: Kenneth W. Ashley
                         Title:Chief Financial Officer


                                            DUNE JET SERVICES, INC.


                    By:  /S/ Gary N. Siegler
                         -------------------
                         Name: Gary N. Siegler
                         Title:President

                                   SCHEDULE A


============================== -------------- ------------ =================
                                 Initial      Additional       Contribution
          Partners              Contribution  Contribution      Percentage
============================== -------------- ------------ =================
General Partner
============================== -------------- ------------ =================
Dune Jet Services, Inc.           $1,550,000      -0-         20.5298013245%
============================== -------------- ------------ ==================
Limited Partners
============================== -------------- ------------ ==================
Dune Jet Services, Inc.              -0-      $3,250,000      43.0463576159%
============================== ============== ============ ==================
National R.V. Holdings, Inc.        $1,000    $2,749,000      36.4238410596%
============================== ============== ============ ==================